UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 19, 2012

MULTICELL TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10221	52-1412493
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

68 Cumberland Street, Suite 301

Woonsocket, RI 02895

(Address of principal executive offices, including zip code)

(401) 762-0045

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 19, 2012, MultiCell Technologies, Inc. (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Monarch Pointe Fund, Ltd. – in liquidation (“Monarch”), represented by Stuart Mackellar, managing partner of Zolfo Cooper (BVI) Limited, in his capacity as the liquidator of Monarch Pointe Fund, Ltd.

As previously disclosed on the Company’s Registration Statement on Form SB-2 filed on August 12, 2004, on July 13, 2004, the Company and Monarch, Mercator Momentum Fund, L.P., Mercator Momentum Fund III, L.P., and Mercator Advisory Group, LLC (collectively, the “Series I Purchasers”), entered into a Subscription Agreement, pursuant to which the Series I Purchasers purchased an aggregate of 20,000 shares of the Company’s Series I Convertible Preferred Stock (the “Series I Subscription Agreement”). As previously disclosed on the Company’s Current Report on Form 8-K filed on July 20, 2006, the Company, and Monarch, Mercator Momentum Fund III, L.P., Asset Managers International Ltd. and Pentagon Special Purpose Fund Ltd. (collectively, the “Series B Purchasers”) had previously entered into a (i) Subscription Agreement, dated as of July 14, 2006, pursuant to which Monarch and the other Series B Purchasers purchased an aggregate of 17,000 shares of the Company’s Series B Convertible Preferred Stock (the “Series B Subscription Agreement”), which were convertible into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at any time at the sole discretion of the holders, and (ii) a related Registration Rights Agreement, dated as of July 14, 2006 (the “Registration Agreement”), pursuant to which the Company agreed to file, within 45 days after the closing date, a registration statement covering the resale of the shares of the Common Stock issuable upon conversion of the shares of the Company’s Series B Convertible Preferred Stock. The foregoing description of the Series I Subscription Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form SB-2 filed on August 12, 2004 and is hereby incorporated by reference herein. The foregoing descriptions of the Series B Subscription Agreement and the Registration Agreement are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 10.1 and 4.4, respectively, to the Company’s Current Report on Form 8-K filed on July 20, 2006, and are hereby incorporated by reference herein.

The Company and Monarch had a good faith disagreement regarding the number of shares of the Common Stock issuable to Monarch in respect of the conversion of the shares of the Company’s Series I Convertible Preferred Stock (the “Series I Shares”) and Series B Convertible Preferred Stock (the “Series B Shares” and together with the Series I Shares, the “Preferred Shares”) held by Monarch, as well as the amount of the unpaid dividends owed to Monarch in respect of the Series B Shares (the “Dividends”). The Settlement Agreement provides that the Company will issue Monarch 56,429,250 shares of the Common Stock in respect of the conversion of the shares of the Preferred Shares and the Dividends. The Settlement Agreement further provides that in consideration of the issuance of the Common Stock to Monarch, the parties agree to release any and all claims they may have, or may in the future have, against one another in respect of the Preferred Shares or Dividends. Effective as of the execution of the Settlement Agreement, and pursuant to its terms, any and all prior agreements between the parties shall be terminated, including but not limited to the provisions of the Series I Subscription Agreement, the Series B Subscription Agreement, and the Registration Agreement, solely with respect to Monarch’s rights thereunder. The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed as Exhibit 10.1 hereto, and is hereby incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 19, 2012, MultiCell Technologies, Inc. (the “Company”) appointed Grant G. Miller to the board of directors to serve until his successor is duly appointed or elected. Mr. Miller will replace Anthony Altig who resigned from the board of directors and from his position as Chairman of the Audit Committee. Mr. Miller has been named as the new Chairman of the Audit Committee. In connection therewith, the board of directors granted to Mr. Miller an option to purchase 1.0 million shares of the Company’s common stock at an exercise price per share of $.0015, the closing price of the Company’s common stock on October 19, 2012, as reported on the over the counter bulletin board. Mr. Miller’s option has a 5-year term, and 1/36th of the shares underlying the option vest on the last day of each month following the date of the grant over the next three years, so long as Mr. Miller continues to be a service provider to the Company. Mr. Miller’s option will be governed by the Company’s 2004 Equity Incentive Plan.

Mr. Miller received his B.A. from Loma Linda University in Riverside, CA and an MBA; Finance from the University of San Diego, in San Diego, CA. Mr. Miller currently serves as Chief Financial & Operating Officer of Sandel Avionics and has previously served as Chief Financial Officer of Rapid Bridge, LLC, General Manager & Division Controller of Scubapro, Chief Financial Officer of USA Broadband, Inc., Chief Financial Officer & Senior VP Operations of Alitum, and held several positions with WorldXchange and Time Warner Cable, including International Director of Development in Spain and Portugal, Regional Vice President Finance, Corporate Mergers & Acquisitions Analyst, Manager, Finance and Information Systems and Financial Analysis.

Item 9.01               Exhibits

(d) Exhibits

10.1	Settlement Agreement and Mutual Release, dated as of October 19, 2012, by and between MultiCell Technologies, Inc. and Monarch Pointe Fund, Ltd. – in liquidation, represented by Stuart Mackellar, managing partner of Zolfo Cooper (BVI) Limited, in his capacity as the liquidator of Monarch Pointe Fund, Ltd.

99.1	Press Release dated October 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULTICELL TECHNOLOGIES, INC.

By:	/s/ W. Gerald Newmin
W. Gerald Newmin Chief Executive Officer, Chief Financial Officer

Date: October 24, 2012